UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 19, 2026

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	001-13227		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of Camden National Corporation (“the Company”) was held on May 19, 2026 in a virtual-only format (“the Annual Meeting”). At the Annual Meeting, there were present virtually or by proxy 14,153,902 shares of the Company's common stock, representing approximately 83% of the total outstanding eligible votes. The Company’s shareholders voted on three proposals and cast their votes as described below.

1. Election of eleven persons to the Board of Directors, each to serve a one year term and until each such director's successor is elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Craig N. Denekas	11,954,736	154,078	24,073	2,021,015
Simon R. Griffiths	12,050,643	55,954	26,290	2,021,015
Rebecca K. Hatfield	12,047,338	52,115	33,434	2,021,015
Larry K. Haynes	12,039,404	65,844	27,639	2,021,015
S. Catherine Longley	11,881,530	226,080	25,277	2,021,015
Raina L. Maxwell	12,031,299	75,596	25,992	2,021,015
Marie J. McCarthy	11,850,646	259,102	23,139	2,021,015
Robert D. Merrill	12,049,620	56,292	26,975	2,021,015
James H. Page, PH.D.	11,816,868	288,100	27,919	2,021,015
Robin A. Sawyer	11,902,870	205,913	24,104	2,021,015
Carl J. Soderberg	11,912,118	196,025	24,744	2,021,015
The majority of votes cast at the Annual Meeting voted to elect the eleven named persons above to the Board of Directors for a term of one year.

2. Non-binding advisory vote on the compensation of the Company's named executive officers ("Say-on-Pay"):

For	Against	Abstain	Broker Non-Vote
11,890,259	151,168	91,460	2,021,015
The majority of votes cast at the Annual Meeting voted to approve the compensation of the Company's named executive officers.

3. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
14,085,633	45,262	23,007
The majority of votes cast at the Annual Meeting voted to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer